Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces 4Q and Full Year 2020 Earnings

Oklahoma City, OK, January 29, 2021 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter and year ended December 31, 2020.  “We are pleased to report continued strength in our asset quality and liquidity components, and also to report a record level of PPE for our Company.  Strong PPE enabled us to make meaningful increases to our ALLL, repurchase shares at a discount to book value, and increase our cash dividend, all while maintaining higher levels of capital compared to the industry mean.  We benefit from the strong economy in our region, and feel positive about our future; nonetheless, there is still much uncertainty and business activity is somewhat muted, therefore we will continue to use caution moving forward,” said Thomas L. Travis, President and CEO of the Company.

Three months ended December 31, 2020 compared to three months ended December 31, 2019:

-	Pre-tax, pre-provision earnings of $8.4 million, an increase of 31.60%
-	Interest income on loans, including loan fee income, totaled $13.2 million, an increase of 7.18%
-	Cost of funds of 0.51%, a decrease of 59.53%
-	Efficiency ratio of 35.13%, compared to 41.74%

For the year ended December 31, 2020 compared to the year ended December 31, 2019:

-	Pre-tax, pre-provision earnings of $31.2 million, an increase of 16.25%, excluding the one-time, non-cash executive stock transaction expense in Q3 2019.
-	Interest income on loans, including loan fee income, totaled $52.4 million, an increase of 8.82%
-	Cost of funds of 0.73%, a decrease of 46.71%
-	Total assets of $1.0 billion, an increase of 17.35%
-	Total loans of $824.1 million, an increase of 18.23%
-	Total deposits of $905.5 million, an increase of 19.54%

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  On December 31, 2020, the Bank’s Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.78%, 13.51%, and 14.75% respectively.  On December 31, 2020, on a consolidated basis, the Company’s Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 10.77%, 13.50%, and 14.73% respectively.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision earnings is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined effective tax rate for federal and state income taxes of 25.6% and 45.4% in 2020 and 2019, respectively.  We acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended December 31,		For the Year ended December 31,
(Dollars in thousands, except per share data)	2020	2019	2020	2019
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$13,182	$12,299	$52,450	$48,200
Loan fee income	(1,066)	(944)	(5,035)	(4,443)
Loan interest income excluding loan fee income	$12,116	$11,355	$47,415	$43,757

Average total loans	$871,163	$692,286	$823,228	$636,274
Yield on loans (including loan fee income)	6.02%	7.05%	6.37%	7.58%
Yield on loans (excluding loan fee income)	5.53%	6.51%	5.76%	6.88%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,317	$6,358	$25,884	$15,069
Plus: Provision for loan losses	2,050	-	5,350	-
Pre-tax, pre-provision net earnings	$8,367	$6,358	$31,234	$15,069

Adjusted provision for income tax
Net income before income taxes	$6,317	$6,358	$25,884	$15,069
Total effective adjusted tax rate	25.0%	29.6%	25.6%	45.4%
Adjusted provision for income taxes	$1,578	$1,879	$6,618	$6,844

Tax-adjusted net income
Net income before income taxes	$6,317	$6,358	$25,884	$15,069
Adjusted provision for income taxes	1,578	1,879	6,618	6,844
Tax-adjusted net income	$4,739	$4,479	$19,266	$8,225

Pro Forma Pre-tax, pre-provision net earnings
Net income before income taxes	$6,317	$6,358	$25,884	$15,069
Plus: Provision loan losses	2,050	-	5,350	-
Plus: Stock Transfer Compensation Expense	-	-	-	11,797
Pro Forma Pre-tax, pre-provision net earnings	$8,367	$6,358	$31,234	$26,866

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$4,739	$4,479	$19,266	$8,225

Average assets (denominator)	$982,024	$845,510	$948,957	$798,528
Tax-adjusted return on average assets	1.92%	2.10%	2.03%	1.03%

Average shareholders' equity (denominator)	$105,283	$102,691	$102,359	$97,430
Tax-adjusted return on average shareholders' equity	17.91%	17.31%	18.82%	8.44%

Average tangible common equity (denominator)	$103,675	$100,872	$100,675	$95,537
Tax-adjusted return on average tangible common equity	18.18%	17.62%	19.14%	8.61%

Weighted average common shares outstanding basic (denominator)	9,066,737	10,057,506	9,378,769	10,145,032
Tax-adjusted net income per common share--basic	$0.52	$0.45	$2.05	$0.81

Weighted average common shares outstanding diluted (denominator)	9,068,161	10,059,208	9,379,154	10,147,311
Tax-adjusted net income per common share--diluted	$0.52	$0.45	$2.05	$0.81
Tangible assets
Total assets	$1,016,669	$866,392
Less: Goodwill and intangibles	(1,583)	(1,789)
Tangible assets	$1,015,086	$864,603

Tangible shareholders' equity
Total shareholders' equity	$107,319	$100,126
Less: Goodwill and intangibles	(1,583)	(1,789)
Tangible shareholders' equity	$105,736	$98,337

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$105,736	$98,337
Tangible assets (denominator)	$1,015,086	$864,603
Tangible common equity to tangible assets	10.42%	11.37%

End of period common shares outstanding	9,044,765	10,057,506
Book value per share	$11.87	$9.96
Tangible book value per share	$11.69	$9.78
Total shareholders' equity to total assets	10.56%	11.56%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended December 31,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$102,544	$127	0.49%	$143,604	$674	1.86%
Investment securities(2)	1,165	15	5.12	1,073	23	8.50
Loans held for sale	198	—	0.00	289	—	0.00
Total loans(3)	871,163	12,116	5.53	692,286	11,355	6.51
Total interest-earning assets	975,070	12,258	5.00	837,252	12,052	5.71
Noninterest-earning assets	6,954			8,258
Total assets	$982,024			$845,510

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$409,174	470	0.46%	$314,106	1,133	1.43%
Time deposits	203,842	655	1.28	213,716	1,205	2.24
Total interest-bearing deposits	613,016	1,125	0.73	527,822	2,338	1.76
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	613,016	1,125	0.73	527,822	2,338	1.76

Noninterest-bearing liabilities:
Noninterest-bearing deposits	258,599			210,986
Other noninterest-bearing liabilities	5,126			4,011
Total noninterest-bearing liabilities	263,725			214,997
Shareholders’ equity	105,283			102,691
Total liabilities and shareholders’ equity	$982,024			$845,510

Net interest income excluding loan fee income		$11,133			$9,714
Net interest spread excluding loan fee income(4)			4.27%			3.95%
Net interest margin excluding loan fee income			4.54%			4.60%

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended December 31,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$102,544	$127	0.49%	$143,604	$674	1.80%
Investment securities(2)	1,165	15	5.12	1,073	23	8.50
Loans held for sale	198	—	0.00	289	—	0.00
Total loans(3)	871,163	13,182	6.02	692,286	12,299	7.05
Total interest-earning assets	975,070	13,324	5.44	837,252	12,996	6.16
Noninterest-earning assets	6,954			8,258
Total assets	$982,024			$845,510

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$409,174	470	0.46%	$314,106	1,133	1.43%
Time deposits	203,842	655	1.28	213,716	1,205	2.24
Total interest-bearing deposits	613,016	1,125	0.73	527,822	2,338	1.76
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	613,016	1,125	0.73	527,822	2,338	1.76

Noninterest-bearing liabilities:
Noninterest-bearing deposits	258,599			210,986
Other noninterest-bearing liabilities	5,126			4,011
Total noninterest-bearing liabilities	263,725			214,997
Shareholders’ equity	105,283			102,691
Total liabilities and shareholders’ equity	$982,024			$845,510

Net interest income including loan fee income		$12,199			$10,658
Net interest spread including loan fee income(4)			4.71%			4.40%
Net interest margin including loan fee income			4.98%			5.05%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin Excluding Loan Fee Income
	For the Year Ended December 31,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$116,295	$828	0.71%	$151,434	$3,459	2.28%
Investment securities(2)	1,123	36	3.21	1,065	50	4.69
Loans held for sale	244	—	0.00	236	—	0.00
Total loans(3)	823,228	47,415	5.76	636,274	43,757	6.88
Total interest-earning assets	940,890	48,279	5.13	789,009	47,266	5.99
Noninterest-earning assets	8,067			9,519
Total assets	$948,957			$798,528

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$377,519	2,729	0.72%	$295,576	5,057	1.71%
Time deposits	207,442	3,424	1.65	208,375	4,459	2.14
Total interest-bearing deposits	584,961	6,153	1.05	503,951	9,516	1.89
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	584,961	6,153	1.05	503,951	9,516	1.89

Noninterest-bearing liabilities:
Noninterest-bearing deposits	256,431			192,562
Other noninterest-bearing liabilities	5,206			4,585
Total noninterest-bearing liabilities	261,637			197,147
Shareholders’ equity	102,359			97,430
Total liabilities and shareholders’ equity	$948,957			$798,528

Net interest income excluding loan fee income		$42,126			$37,750
Net interest spread excluding loan fee income(4)			4.08%			4.10%
Net interest margin excluding loan fee income			4.48%			4.78%

	Net Interest Margin With Loan Fee Income
	For the Year Ended December 31,
	2020			2019
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$116,295	$828	0.71%	$151,434	$3,459	2.28%
Investment securities(2)	1,123	36	3.21	1,065	50	4.69
Loans held for sale	244	—	0.00	236	—	0.00
Total loans(3)	823,228	52,450	6.37	636,274	48,200	7.58
Total interest-earning assets	940,890	53,314	5.67	789,009	51,709	6.55
Noninterest-earning assets	8,067			9,519
Total assets	$948,957			$798,528

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$377,519	2,729	0.72%	$295,576	5,057	1.71%
Time deposits	207,442	3,424	1.65	208,375	4,459	2.14
Total interest-bearing deposits	584,961	6,153	1.05	503,951	9,516	1.89
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	584,961	6,153	1.05	503,951	9,516	1.89

Noninterest-bearing liabilities:
Noninterest-bearing deposits	256,431			192,562
Other noninterest-bearing liabilities	5,206			4,585
Total noninterest-bearing liabilities	261,637			197,147
Shareholders’ equity	102,359			97,430
Total liabilities and shareholders’ equity	$948,957			$798,528

Net interest income including loan fee income		$47,161			$42,193
Net interest spread including loan fee income(4)			4.61%			4.67%
Net interest margin including loan fee income			5.01%			5.35%

Bank7 Corp.
Consolidated Balance Sheets
Dollars in thousands, except per share data	Unaudited as of
Assets	2020		December 31,
	December 31	September 30	2019

Cash and due from banks	$153,901	$60,718	$117,128
Interest-bearing time deposits in other banks	16,412	23,384	30,147
Loans, net	826,974	869,448	699,458
Loans held for sale	324	315	1,031
Premises and equipment, net	9,151	9,387	9,624
Nonmarketable equity securities	1,172	1,165	1,100
Goodwill and intangibles	1,583	1,634	1,789
Interest receivable and other assets	7,152	7,303	6,115

Total assets	$1,016,669	$973,354	$866,392

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$246,569	$272,008	$219,221
Interest-bearing	658,945	591,661	538,262

Total deposits	905,514	863,669	757,483

Income taxes payable	9	565	357
Interest payable and other liabilities	3,827	3,890	8,426

Total liabilities	909,350	868,124	766,266

Common stock	90	92	101
Additional paid-in capital	93,162	92,960	92,391
Retained earnings	14,067	12,178	7,634

Total shareholders’ equity	107,319	105,230	100,126

Total liabilities and shareholders’ equity	$1,016,669	$973,354	$866,392

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Quarter Ended			Year Ended
	2020		2019	2020	2019
Dollars in thousands, except per share data	December 31	September 30	December 31	December 31	December 31
Interest Income
Loans, including fees	$13,182	$12,777	$12,299	$52,450	$48,200
Interest-bearing time deposits in other banks	107	123	295	526	1,709
Interest-bearing deposits in other banks	35	26	402	338	1,800

Total interest income	13,324	12,926	12,996	53,314	51,709

Interest Expense
Deposits	1,125	1,325	2,338	6,153	9,516

Total interest expense	1,125	1,325	2,338	6,153	9,516

Net Interest Income	12,199	11,601	10,658	47,161	42,193

Provision for Loan Losses	2,050	1,250	-	5,350	-

Net Interest Income After Provision for Loan Losses	10,149	10,351	10,658	41,811	42,193

Noninterest Income
Secondary market income	41	57	18	175	164
Service charges on deposit accounts	124	104	113	442	392
Other	535	173	126	1,048	752

Total noninterest income	700	334	257	1,665	1,308

Noninterest Expense
Salaries and employee benefits	2,554	2,505	2,473	10,130	21,265
Furniture and equipment	210	224	223	868	829
Occupancy	540	543	520	1,957	1,677
Data and item processing	270	276	264	1,091	1,078
Accounting, marketing and legal fees	198	135	250	536	757
Regulatory assessments	225	164	32	506	126
Advertising and public relations	40	62	239	400	588
Travel, lodging and entertainment	95	50	81	241	368
Other	400	625	475	1,863	1,744

Total noninterest expense	4,532	4,584	4,557	17,592	28,432

Income Before Taxes	6,317	6,101	6,358	25,884	15,069
Income tax expense	1,578	1,661	1,879	6,618	6,844
Net Income	$4,739	$4,440	$4,479	$19,266	$8,225

Earnings per common share - basic	$0.52	$0.48	$0.45	$2.05	$0.81
Diluted earnings per common share	0.52	0.48	0.45	2.05	0.81
Weighted average common shares outstanding - basic	9,066,737	9,228,128	10,057,506	9,378,769	10,145,032
Weighted average common shares outstanding - diluted	9,068,161	9,228,128	10,059,208	9,379,154	10,147,311

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference Call

Bank7 Corp. has scheduled a conference call to discuss its first quarter results, which will be broadcast live over the Internet, on Friday, January 29, 2021 at 11:00 a.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://www.webcaster4.com/Webcast/Page/2179/39520.  For those not able to participate in the live call, an archive of the webcast will be available at https://www.webcaster4.com/Webcast/Page/2179/39520 shortly after the call for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600